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                   POWERSHARES EXCHANGE-TRADED FUND TRUST

  SUPPLEMENT DATED JUNE 20, 2006 TO THE PROSPECTUS OF EACH FUND LISTED BELOW:

            PowerShares Dynamic Building & Construction Portfolio
                PowerShares Dynamic Food & Beverage Portfolio
        PowerShares Dynamic Hardware & Consumer Electronics Portfolio
           PowerShares Dynamic Leisure and Entertainment Portfolio
                     PowerShares Dynamic Media Portfolio
                  PowerShares Dynamic Networking Portfolio
                    PowerShares Dynamic Retail Portfolio
               PowerShares Dynamic Small Cap Growth Portfolio
                   PowerShares Dynamic Software Portfolio
         PowerShares Dynamic Telecommunications & Wireless Portfolio
                   PowerShares Dynamic Utilities Portfolio
        PowerShares High Growth Rate Dividend Achievers(TM) Portfolio
                              (each, a "Fund")

At a Special Meeting of Shareholders held on June 14, 2006 (the "Special Meeting"), the shareholders of each Fund approved a new investment advisory agreement between the PowerShares Exchange-Traded Fund Trust (the "Trust"), on behalf of each Fund, and PowerShares Capital Management LLC, the investment adviser to the Funds. The contractual advisory fee rate payable by the Funds under their current investment advisory agreement with PowerShares Capital Management LLC will not increase, and the terms of the new investment advisory agreement are substantially identical to the terms of the existing investment advisory agreement between the Trust and PowerShares Capital Management LLC. The new investment advisory agreement will be effective upon the consummation of the acquisition of PowerShares Capital Management LLC by AMVESCAP PLC (the "Acquisition") pursuant to the terms of the Purchase Agreement dated as of January 23, 2006 by and among PowerShares Capital Management LLC and certain owners thereof, AMVESCAP PLC and A I M Management Group, Inc., an indirect wholly-owned subsidiary of AMVESCAP PLC. The Acquisition, which is subject to the approval of the new investment advisory agreement by shareholders of certain other funds of the Trust, is targeted to occur in the third quarter of 2006.

In addition, at the Special Meeting the shareholders of each Fund voted to change each Fund's investment objective from a fundamental policy to a non-fundamental policy. Accordingly, each Fund's investment objective may now be changed upon 60 days' notice to shareholders. There is no current intention to change any Fund's investment objective.




             PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.